Exhibit 10.5

                       FOURTH AMENDMENT TO
                   REVOLVING CREDIT AGREEMENT
                   --------------------------

          THIS FOURTH AMENDMENT TO THE REVOLVING CREDIT AGREEMENT ("Amendment") is made as of April 28, 1997, among Realty Income Corporation, a Delaware corporation (the "Company"), each of the banks identified on the signature pages hereof (each a "Bank" and, collectively, the "Banks") and The Bank of New York, as Agent and Swing Line Bank.

                       W I T N E S S E T H
                       - - - - - - - - - -

          WHEREAS, the Company, the Banks, the Agent and the Swing Line Bank entered into the Revolving Credit Agreement dated as of November 29, 1994, as amended by the First amendment to the Revolving Credit Agreement dated as of January 26, 1995, the Second Amendment to the Revolving Credit Agreement dated as of December 4, 1995 and the Third Amendment to the Revolving Credit Agreement dated as of March 7, 1997 (as amended, the "Credit Agreement"); and

          WHEREAS, the signatories hereto desire to amend Section 7.02(a) of the Credit Agreement to allow the Company from time to time to create, issue or assume debt having agreements and covenants that, in the written determination of the Agent, are no more restrictive on the Company than the agreements and covenants under the Credit Agreement;

          NOW, THEREFORE, in consideration of the promises and of the covenants and agreements contained herein and in the Credit
Agreement, the parties hereto agree that the Credit Agreement is hereby amended as set forth herein:

          1. Capitalized terms used herein which are not otherwise defined herein but are defined in the Credit Agreement shall have the meanings given to such terms in the Credit
Agreement.

          2. Section 7.02(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

              "(a) INDEBTEDNESS. Create, incur or assume any Indebtedness, except (i) Indebtedness to the Agent and the Banks hereunder and under the Notes, (ii) Indebtedness

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              incurred to pay dividends enabling the
              Company to maintain its status as a REIT,
              (iii) Indebtedness incurred to purchase
              Interest Rate Protection Agreements, (iv)
              Indebtedness incurred to refinance Stock-holder Notes, and (v) Indebtedness that would otherwise be permitted under the Credit Documents, provided that, in each of the aforementioned cases, (A) the agree-ments and covenants entered into in connection therewith would be, in the written determination of the Agent, no more restrictive on the Company than the agreements and covenants hereunder, (B) such Indebtedness is unsecured, (C) the maturity of such Indebtedness (including all scheduled payments of principal) is later than the Termination Date, (D) such Indebtedness ranks PARI PASSU or subordinate to the Notes and (E) after giving effect to the incurrence of such Indebtedness, the Company's interest coverage ratio referred to in SECTION 7.03(c) herein for the most recent four-quarter period ending on the ending date of the Company's last fiscal quarter would have been greater than 2.50:1.00. The Company shall not permit any Subsidiary to create, incur, assume or suffer to exist any Indebtedness except to the Company or another Subsidiary, and such Indebtedness may not exceed $3,500,000."

          3. The Company represents and warrants to the Banks that (a) it has full power and legal right to execute and deliver this Amendment and to perform the provisions of this Amendment;
(b) the execution, delivery and performance of this Amendment have been authorized by all necessary action, corporate or otherwise, and do not violate any provisions of its charter or by-laws or any contractual obligation or requirement of law binding on it; (c) this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms; (d) the representation and warranties in Section 5.01 (other than representations and warranties that speak as of a specific date) of the Credit Agreement are true and correct as of the date hereof; and (e) no Default or Event of Default has occurred and is continuing.

          4. The Company agrees to pay on demand all reasonable costs and expenses of the Agent (including all reasonable fees and expenses of counsel to the Agent) in connection with the preparation and execution of this Amendment.

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          5.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED
IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK,
UNITED STATES OF AMERICA.

          6. This Amendment may be executed in any number of counterparts and by the difference parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

          7. The Credit Agreement, as amended hereby, shall be finding upon the Company, the Banks, the Agent and the Swing Line Bank and their respective successors and assigns, and shall inure to the benefit of the Company, the Banks, the Agent, the Swing Line Bank and their respective successors and assigns.

          8. Except as expressly provided in this Amendment, all of the terms, covenants, conditions, restrictions and other provisions contained in the Credit Agreement shall remain in full force and effect.
































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          IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed as of the date first above written.

                          REALTY INCOME CORPORATION


                          By:    /s/MICHAEL R. PFEIFFER
                                 --------------------------------
                          Name:  Michael R. Pfeiffer
                          Title: Vice President, General Counsel
                                 and Secretary

                          THE BANK OF NEW YORK
                          as Agent for the Banks


                          By:    /s/LISA Y. BROWN
                                 --------------------------------
                          Name:  Lisa Y. Brown
                          Title: Vice President

                          THE BANK OF NEW YORK
                          as a Bank and as of the Swing Line Bank


                          By:    /s/LISA Y. BROWN
                                 --------------------------------
                          Name:  Lisa Y. Brown
                          Title: Vice President

                          SANWA BANK CALIFORNIA


                          By:    /s/JOHN LINDER
                                 --------------------------------
                          Name:  John Linder
                          Title: Vice President

                          SIGNET BANK VIRGINIA


                          By:    /s/ERIC A. LAWRENCE
                                 --------------------------------
                          Name:  Eric A. Lawrence
                          Title: Sr. Vice President
                          BANK HAPOALIM, B.M.,
                          SAN FRANCISCO BRANCH





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                          By:    /s/PAUL WATSON
                                 --------------------------------
                          Name:  Paul Watson
                          Title: Vice President


                          By:    /s/JOHN RICE
                                 --------------------------------
                          Name:  John Rice
                          Title: Vice President

                          DRESDNER BANK AG, NEW YORK BRANCH
                          AND GRAND CAYMAN BRANCH


                          By:    /s/CHRISTOPHER E. SARISKY
                                 --------------------------------
                          Name:  Christopher E. Sarisky
                          Title: Assistant Treasurer


                          By:    /s/THOMAS J. NADRAMIA
                                 --------------------------------
                          Name:  Thomas J. Nadramia
                          Title: Vice President

                          WELLS FARGO BANK


                          By:    /s/CHERYL L. SALGADO
                                 --------------------------------
                          Name:  Cheryl L. Salgado
                          Title: Vice President

















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